Goodwill	12 Months Ended
Dec. 31, 2018
Goodwill And Intangible Assets Disclosure [Abstract]
GOODWILL
7.	GOODWILL

The Group has two reporting units that carry goodwill. The changes in carrying amount of goodwill for the years ended December 31, 2017 and 2018 were as follows:

	As of December 31,
	2017	2018
	RMB	RMB
Costs:
Beginning balance	346,972	1,152,913
Acquisition of subsidiaries and schools	805,941	90,904
Ending balance	1,152,913	1,243,817
Goodwill impairment loss	—	—
Goodwill, net	1,152,913	1,243,817

The Company performed a goodwill impairment analysis as of December 31, 2018. When determining the fair value of reporting units, including K-12 tutoring services and study abroad tutoring services, the Company used a discounted cash flow model that included a number of significant unobservable inputs. Key assumptions used to determine the estimated fair value include: (a) internal cash flows forecasts including expected revenue growth, operating margins and estimated capital needs, (b) an estimated terminal value using a terminal year long-term future growth rate determined based on the growth prospects of the reporting unit; and (c) a discount rate that reflects the weighted-average cost of capital adjusted for the relevant risk associated with the reporting unit's operations and the uncertainty inherent in the Company's internally developed forecasts.

Based on the Company's assessment as of December 31, 2018, the fair value of K-12 tutoring services and study abroad tutoring services reporting units exceeded its carrying value, respectively. The Group did not record impairment of goodwill for the years ended December 31, 2016, 2017 and 2018.